UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2005

CMKM DIAMONDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-26919	90-0070390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4760 South Pecos Road, Suite 211 Las Vegas, Nevada	89121
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (877) 752-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 13, 2005, the Registrant established a new temporary principal executive office at 4760 South Pecos Road, Suite 211, Las Vegas, Nevada 89121. The office is leased on a month-to-month basis for $399 per month.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMKM DIAMONDS, INC.

By: /s/ Urban Casavant
Urban Casavant,
President and Chief Executive Officer

Date: July 13, 2005